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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K
                                 ______________

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  June 1, 2010
                                 ______________

                       LEGEND INTERNATIONAL HOLDINGS, INC

             (Exact name of registrant as specified in its charter)
                                 ______________

         Delaware                   000-32551                   23-3067904
 (State or Other Jurisdiction     (Commission               (I.R.S. Employer
      of Incorporation)           File Number)              Identification No.)

         Level 8, 580 St Kilda Road, Melbourne, Victoria Australia 3004
               (Address of Principal Executive Office) (Zip Code)

                                 61-3-8532-2866
              (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item  8.01     Other  Events.

Further to the Company's press release dated May 7, 2010, the Company advises that due to certain regulatory requirements that it needs to comply with in relation to the diamond, gold and base metal spin out, that it will need to defer the record date of June 4, 2010 that it previously announced. A new record date will be set once all compliance issues in Australia have been met.


Forward-Looking  Statements

Forward-looking statements in this press release are made pursuant to the "safe harbour" provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements involve risks and uncertainties including, without limitation, the risks of exploration and development stage projects, risks associated with environmental and other regulatory matters, mining risks and competition and the volatility of mineral prices. Actual results and timetables could vary significantly. Additional information about these and other factors that could affect the Company's business is set forth in the Company's fiscal 2009 Annual Report on Form 10-K and other filings with the Securities and Exchange Commission.

For  further  information,  please  contact:

Mr.  Joseph  Gutnick                       General  Manager  Business
Chief  Executive  Officer                  New  York  Office
Legend  International  Holdings,  Inc.     Legend  International  Holdings, Inc.
Tel:  +011  613  8532  2866                Tel:  (212)  223  0018
Fax:  +011  613  8532  2805                Fax:  (212)  223  1169
E-mail:  josephg@axisc.com.au              E-mail:  legendinfo@axisc.com.au

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 LEGEND INTERNATIONAL HOLDINGS, INC.


                                 By:/s/ Peter Lee
                                    -----------------------------
                                    Peter Lee
                                    Secretary


Date:  June 1, 2010